FORBEARANCE AGREEMENT
                              ---------------------


     THIS FORBEARANCE AGREEMENT (this "Agreement") is made and entered into as of the ____ day December, 2001, by and between Universal Beverages Holdings Corporation, a Florida corporation ("UBHC") and Universal Realty Investors, LLC, a Florida limited liability company ("Universal Investors").


                                   Background

     A. UBHC is the owner of certain real property and improvements located at 3301 W. Main Street, Leesburg, Florida 34748 (the "Real Property"). The Real Property previously served as security for a note ("Note") and mortgage in favor of Great Lakes Bank ("Great Lakes"). Upon a default by UBHC under the Note, Great Lakes initiated foreclosure proceedings in that certain action styled Great Lakes Bank, N.A. v. Universal Beverages Holdings Corporation, et al., Case No. 2001-CA-2266, in the Circuit Court of the Fifth Judicial Circuit, in and for Lake County, Florida. Those proceedings resulted in a Final Judgment entered October 11, 2001 (the "Final Judgment").

     B. Universal Investors has entered into an agreement with Great Lakes to obtain an assignment of the Final Judgment (the "Assignment"), subject to UBHC and Universal Investors entering into this Agreement.

     C. UBHC desires to enter into this Agreement in order to avoid a foreclosure sale and provide it sufficient time to identify new financing to satisfy the Final Judgment.

     D. Universal Investors is willing to forbear from scheduling a foreclosure sale and otherwise executing on the Final Judgment, in exchange for the consideration provided herein and subject to the terms and conditions of this Agreement.

     Accordingly, to induce Universal Investors to forbear from scheduling a foreclosure sale and otherwise executing on the Final Judgment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the terms of this Agreement.

     1.  Representations and Warranties of UBHC. UBHC represents and warrants to
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Universal Investors as follows:

         (a)  Due  Organization.UBHC  is a corporation  duly organized under the
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laws of the State of Florida.

         (b)  Authority. Jonathon O. Moore is the duly elected President of UBHC
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and has the authority to execute and deliver this Agreement.

         (c)  Priority of Final Judgment.  The Final Judgment is the senior lien
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against the Real Property.  UBHC acknowledges  that Universal  Investors has not undertaken a title search and that Universal Investors is relying exclusively on the representations contained herein.

         (d)  No Fraudulent  Intent.  Neither the execution nor delivery of this
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Agreement,  nor the  performance  of any actions  required  hereunder,  is being consummated by UBHC with or as a result of any actual intent by UBHC to hinder, delay or defraud any person or entity to which UBHC is now or shall hereafter become indebted.

         (f)  No Bankruptcy Intent.  Neither UBHC nor its subsidiary,  Universal
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Beverages,  Inc.,  has any intent to (i) file any petition  under any chapter of the Federal bankruptcy Code, or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any other local, state, federal, or other insolvency law or laws providing for the relief of debtors or in equity, or directly or indirectly cause any other Borrower to file any such petition or to seek any such relief, either at the present time or any time hereafter, or (ii) directly or indirectly cause any involuntary petition under any chapter of the Federal Bankruptcy Code to be filed against it, either at the present time, or at any time hereafter.

         (g)  Background  Facts. The statements  contained in the Background set
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forth above are true and correct, to the best of its knowledge.

     2. Conditional Forbearance. Universal Investors hereby covenants and agrees
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that  unless and until  such time as a  Forbearance  Default  has  occurred  (as hereinafter  defined),  Universal  Investors  shall  forbear  from  scheduling a
foreclosure   sale  or   otherwise   executing  on  the  Final   Judgment   (the
"Forbearance"), so long as the following conditions are satisfied:

         (a)  Takeout  Financing.  UBHC shall  immediately  commence  efforts to
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obtain takeout  financing in an amount  sufficient to satisfy the Final Judgment and shall diligently exercise its best efforts to close on such financing as soon as possible.

         (b)  Consideration.  UBHC  shall  enter  into a Consent  Amended  Final
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Judgment of Foreclosure (the "Amended Final Judgment") with Universal Investors, increasing the principal amount of the Final Judgment by the sum of $160,000, which amount shall be payable to Universal Investors as consideration for the Forbearance. As additional consideration for the Forbearance, UBHC shall issue to Universal Investors, or such of its members, as Universal Investors may designate, warrants to acquire 1,800,000 shares of common stock of UBHC, $.01 par value, at an exercise price of $.25 per share.

         (c)  Corporate   Approvals.   UBHC  shall   obtain   approval  of  this
              ---------------------
transaction from its Board of Directors.

         (d)  Forbearance Default. No Forbearance Default shall have occurred.
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     3.  Forbearance  Defaults.  For  purposes  of this  Agreement,  each of the
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following shall constitute a Forbearance Default:



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

         (a)  Breach of Covenant and  Misrepresentation.  UBHC shall  materially
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breach,  default under or fail to perform in all material respects any of his or its respective covenants, agreements and obligations under this Agreement, or any representation or warranty of UBHC hereunder shall be materially untrue.

         (b)  Failure to Obtain  Takeout  Financing.  UBHC shall fail to satisfy
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the Amended Final Judgment within sixty (60) days of the date hereof.

         (c)  Bankruptcy.  UBHC of  Universal  Beverages,  Inc.  shall  file any
              ----------
petition under any chapter of the Federal Bankruptcy Code, or in any manner seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any other federal, state, local or other insolvency law or laws providing for the relief of debtors, or any third party, directly or indirectly, shall cause an involuntary petition under any chapter of the Federal Bankruptcy Code or any other federal, state, local or other insolvency law or laws to be filed against either of them, or, directly or indirectly, cause either of them to become the subject of any proceeding for the relief of debtors.

         (d)  Failure of Condition. Any of the conditions set forth in Section 2
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above shall fail to occur.

     4. Miscellaneous Provisions.
        ------------------------

         (a)  Binding Effect. The parties, their heirs, successors,  and assigns
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shall be  bound by and  inure  the  benefit  of this  Agreement  and its  terms,
covenants,  conditions,  provisions,  obligations,   undertakings,  rights,  and
benefits.

         (b)  Amendments  and  Waiver.  This  Agreement  may not be  amended  or
              -----------------------
modified except by a writing signed by the party or parties to be bound. Any waiver by any of the parties of a breach of a provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

         (c)  Severability.  If any court of competent  jurisdiction  holds that
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any provision of this Agreement is invalid, illegal, or unenforceable, the other provisions  of this  Agreement  will not be affected  and will remain  valid and
enforceable.   Any  provision  of  this  Agreement  held  invalid,  illegal,  or unenforceable shall, to the extent possible, be modified to be valid, legal, and enforceable, and to clearly express the intent of the parties.

         (d)  Attorneys' Fees. In any action or proceeding  (including,  but not
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limited to  mediation,  arbitration,  bankruptcy,  and  appeals)  to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover the costs of such action, including reasonable attorneys' fees, from the non-prevailing party.

         (e)  Governing  Law and Venue.  This  Agreement  shall be governed  by,
              ------------------------
interpreted under, and construed in accordance with the laws of the State of Florida without regard to conflict of laws principles. The venue for any controversy arising under or in connection with this Agreement shall be Duval County, Florida.


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

         (f)  Remedies.  All rights and remedies  granted  under this  Agreement
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shall be cumulative and not exclusive of any other rights and remedies which the parties may have at law or in equity. The parties may exercise all or any of such rights and remedies at any one or more times without being deemed to have waived any or all other rights or remedies which they may have.

         (g)  No Joint Venture.  Nothing  contained herein shall be construed to
              ----------------
modify  the  borrower  and  lender  relationship   between  UBHC  and  Universal
Investors,  or to create  any other  relationship  between  the  parties,  or to
constitute  the  parties  as  joint   venturers  or  partners  for  any  purpose
whatsoever.

         (h)  Construction   of  the   Agreement.   Each  party  hereto   hereby
              ----------------------------------
acknowledges and agrees that (i) such party has participated in the negotiation of this Agreement, and no provisions of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) such party at all times has been represented by legal counsel in the negotiation of the terms of and in the preparation and execution of this Agreement, and has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to the execution and delivery hereof; (iii) no representations, warranties, covenants or agreements have been made by or on behalf of any party, or relied upon by any party, in connection with the execution and delivery of this Agreement, other than those that are expressly set forth in this Agreement, and all prior statements, representations, warranties, covenants and agreements of any party are totally superseded and merged into this Agreement; (iv) all of the terms of this Agreement were negotiated at arms-length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others; and (v) the execution and delivery of this Agreement is the free and voluntary act of each party.

         (i)  No Third Party Beneficiaries.  All covenants and agreements of the
              ----------------------------
parties hereto are solely and exclusively for the benefit of the parties hereto, and no other person or entity shall have standing to require performance of any such covenants and agreements, and no other person or entity shall, under any circumstances, be deemed to be a beneficiary of such obligations.

         (j)  Counterparts.  This  Agreement  may be  executed  in  one or  more
              ------------
counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same Agreement.

         (k)  Complete  and Final  Agreement.  The parties  represent  that this
              ------------------------------
Agreement, expresses a complete and final agreement between the parties unless the parties subsequently modify this Agreement in a writing signed by the party or parties to be bound thereby.


                       SIGNATURES APPEAR ON FOLLOWING PAGE


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


     IN WITNESS WHEREOF, the parties have executed this Forbearance Agreement on the date first above written.


                                     UBHC:


                                     UNIVERSAL BEVERAGES
                                     HOLDINGS CORPORATION


                                     By:          /s/
                                          -----------------------------------
                                              Jonathon O. Moore, President


                                     UNIVERSAL INVESTORS:


                                     UNIVERSAL REALTY INVESTORS, LLC



                                     By:          /s/
                                          -----------------------------------

                                          Cydelle Mendius
                                          -------------------, Managing Member